UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 16, 2003

                                Columbia Bancorp
               (Exact Name of Registrant as Specified in Charter)

           Maryland                     000-24302                52-1545782
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

              7168 Columbia Gateway Drive, Columbia, Maryland       21046
                  (Address of Principal Executive Offices)        (ZIP Code)

             10480 Little Patuxent Parkway, Columbia, Maryland      21044
                (Former address if changed from last report)      (ZIP Code)

        Registrant's telephone number, including area code (410) 423-8000

Item 12. Results of Operations and Financial Condition

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition":

      On July 16, 2003 Columbia Bancorp issued a press release reporting second quarter 2003 financial results. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

      Exhibit      Description
      -------      -----------
      99.1         Press Release issued July 16, 2003

                         [Signature on following page.]


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COLUMBIA BANCORP

                                          -------------------------------------
                                          Name:  John A. Scaldara, Jr.
                                          Title: Executive Vice President,
                                                 Chief Financial Officer
                                                 and Secretary

Date: July 28, 2003


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

                                  EXHIBIT INDEX

Exhibit               Description
-------               -----------
99.1                  Press Release issued July 16, 2003


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